EXHIBIT 10.1






                      SHEPHERD SURVEILLANCE SOLUTIONS, INC.




                                CREDIT AGREEMENT




                                  June 28, 1996







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                                TABLE OF CONTENTS

                                                                            Page
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1.       Credit Facility
                  1.1.     Credit Facility
                  1.2      Borrowings
                  1.3      Changes of Credit Facility
                  1.4.     Warrant
                  1.5      Note
                  1.6      Optional Prepayment of Credit Facility
                  1.7      Maturity

2.       Payments of Principal and Interest
                  2.1.     Repayment of Credit Facility
                  2.2.     Mandatory Prepayment
                  2.3      Interest
                  2.4.     Minimum Amounts
                  2.5      Certain Notices

3 .      Closing
                  3.1      Closing Date
                  3.2      Transactions at Closing

4.       Representations and Warranties of the Borrower
                  4.1.     Organization, Standing, Qualification, Capitalization, etc
                  4.2.     Authority: No Defaults and No Material Adverse Effect
                  4.3.     Financial Statements
                  4.4.     The Offering
                  4.5.     Litigation, etc.
                  4.6.     Compliance with other Instruments, Law, etc.
                  4.7.     Approvals
                  4.8.     Tax Returns and Payments
                  4.9.     Disclosure
                  4.10.    Insurance

5.       Conditions of Lender's Obligations
                  5.1.     Representations and Warranties Correct
                  5.2.     Performance
                  5.3.     Proceedings and Documents
                  5.4.     Security Agreement
                  5.5.     Compliance Certificate

6.       Accounting, Financial Statements and other Information.
                  6.1.     Accounting
                  6.2.     Financial Statements







7.       Other Covenants

8.       Events of Default; Remedies

9. Representations and Warranties by the Lender: Purchase for Investment, Transfers, Legends on Certificates
                  9.1.       Representations and Warranties by the Lender
                  9.2.       Purchase for Investment
                  9.3.       Transfers; Legends on Certificates
                  9.4.       Removal of Legends and Transfer Restrictions

10.      Successors and Assignees

11.      Expenses

12.      Survival of Representations and Warranties, etc.

13.      Notices

14.      Amendments and Waivers

15.      Miscellaneous
                  15.1.       Governing Law
                  15.2.       Consent to Jurisdiction
                  15.3.       Entire Agreement
                  15.4.       Headings of the Agreement
                  15.5.       Counterparts of the Agreement
                  15.6.       Severability of the Agreement

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                                CREDIT AGREEMENT

        This Credit Agreement (the "Agreement") is entered into this 28th day of June, 1996 by and between Shepherd Surveillance Solutions, Inc., a Nevada corporation (the "Borrower"), and Trilon Dominion Partners, L.L.C., a Delaware limited liability company (the "Lender"), and the parties hereto agree to the following:

1.       Credit Facilitv.

         1.1. Credit Facility. The Lender agrees, subject to the terms of this Agreement, to extend credit to the Borrower from and including the date hereof to but not including the Maturity Date, as hereinafter defined, in the aggregate principal amount at any one time outstanding not exceeding $1,611,000 (the "Credit Facility"). The Lender has previously issued certain demand notes (the "Demand Notes") to the Borrower between November 1, 1995 and the date hereof, in the aggregate amount of $1,298,500. Such Demand Notes are hereby merged into this Agreement and the provisions of this Agreement shall supersede the provisions of such Demand Notes. The Lender shall provide such extensions of credit by making one or more advances (a "Borrowing") to the Borrower. Subject to the terms of this Agreement, prior to the Maturity Date, the Borrower may borrow, pay and reborrow up to the amount of the Credit Facility.

         1.2. Borrowings. The Borrower shall give the Lender notice of each Borrowing requested hereunder by delivering to the Lender a request substantially in the form of Exhibit A attached hereto, completed to the satisfaction of the Lender and delivered as provided in Section 2.4 hereof. The Lender shall make the amount of any new Borrowing available to the Borrower by remitting the same, in immediately available funds, to such account as the Borrower may specify to the Lender in writing from time to time.

         1.3 Chances of Credit Facility. The Borrower shall have the right to terminate or reduce the unused amount of the Credit Facility at any time or from time to time, provided that: (i) the Borrower shall give notice of each such termination or reduction as provided in Section 2.4 hereof; and (ii) each partial reduction shall be in an amount at least equal to $50,000.00. The Credit Facility once terminated or reduced may not be reinstated.

         1.4. Warrant. In consideration of the Lender's providing the Credit Facility, the Borrower hereby agrees to issue to the Lender i) a warrant in the form of Exhibit B attached hereto (the "Warrant") to purchase 14,226,578 shares of common stock of the Borrower, $.001 par value per share (the "Common Stock"), at an exercise price per share equal to $0.01, exerciseable from the date hereof through June 28, 2001.

         1.5. Note. Borrowings under the Credit Facility shall be evidenced by a promissory note (the "Note") of the Borrower in substantially the form of Exhibit C attached hereto.





         1.6. Optional Prepayment of Credit Facility. Subject to Section 2.3 hereof, the Borrower shall have the right to prepay, without penalty, the Credit Facility, together with any accrued and unpaid interest on the Credit Facility, at any time or from time to time, provided that the Borrower shall give the Lender notice of each such repayment, as provided in Section 2.4 hereof.

         1.7. Maturity. The Credit Facility shall mature on June 28, 1999 (the "Maturity Date").

2.       Payments of Principal and Interest.

         2.1. Repayment of Credit Facilitv. The Borrower will pay to the Lender the principal amount of the Credit Facility, together with any accrued and unpaid interest, on the Maturity Date.

         2.2. Mandatory Prepayment. (a) Upon the occurrence of a Primary Public Offering or Primary Private offering (as such terms are defined below) by the Borrower, the principal amount then outstanding under this Credit Agreement, together with all accrued and unpaid interest thereon, shall be immediately prepaid in an amount equal to the lesser of (i) the net proceeds received by the Borrower from such offering or (ii) all of the principal amount outstanding under the Note, together with all accrued and unpaid interest thereon. For purposes hereof, the term "Primary Public Offering" shall mean an underwritten public offering and sale for cash by the Borrower of capital stock of the Borrower to an underwriter or underwriters pursuant to a binding "firm commitment" underwriting agreement with a bona fide investment bank pursuant to a registration statement declared effective by the Securities and Exchange Commission (or any governmental authority succeeding to any of its functions) (the "Commission") under the Securities Act of 1933, as amended (the "1933 Act"). For purposes hereof, the term "Primary Private Placement" shall mean an offering and sale for cash by the Borrower of capital stock of the Borrower pursuant to an exemption from registration under the rules and regulations promulgated under the 1933 Act.

                    (b) Upon the occurrence of a sale of all or substantially all of the assets of the Borrower, all of the principal amount then outstanding under the Note shall be immediately prepaid in full, together with all accrued and unpaid interest thereon and any other amounts owing in connection therewith.

         2.3. Interest. Interest on the Credit Facility shall be paid by the Borrower to the Lender in accordance with the provisions of the Note.

         2.4. Minimum Amounts. Each Borrowing and prepayment of principal of a Borrowing shall be in an amount at least equal to $50,000.

         2.5. Certain Notices. Notices by the Borrower to the Lender of any terminations or reductions of the Credit Facility, of Borrowings and of prepayments shall be irrevocable and shall be effective only if received by the Lender in writing not later than 10:00 a.m. New York time at least two business days prior to the date of the relevant termination, reduction, Borrowing or prepayment. Each such notice of Borrowing, prepayment, termination or reduction shall so specify the amount of the Commitment to be borrowed, prepaid, terminated or reduced.

3.       Closing.

         3.1. Closing Date. The Lender shall. make the Credit Facility available on the date hereof or such later date as the parties shall mutually agree upon (the "Closing Date").

         3.2. Transactions at Closing. On the Closing Date, Borrower will deliver to the Lender: i) the Note, (ii) Warrant, and (iii) the Amended Security Agreement (as hereinafter defined) (clauses (i) through (iii) being collectively referred to as, the "Other Transaction Documents").

4. Representations and Warranties of the Borrower. The Borrower represents and warrants that:

         4.1. Organization, Standing, Qualification Capitalization, etc. The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has all requisite corporate power and authority to own, lease and operate its properties and to carry on the business as it is now being conducted. The Borrower is licensed and qualified to do business as a foreign corporation in each jurisdiction in which the character of the Borrower's properties, owned or leased, or the nature of its activities makes such qualification or licensing necessary, unless the failure to be so licensed or qualified does not have a material adverse effect on the business, condition (financial or otherwise), assets, properties, results of operations or prospects of the Borrower, and any of its Subsidiaries, taken as a whole (a "Material Adverse Effect"). The Borrower has previously supplied to the Lender a complete and correct copy of the Articles of Incorporation of the Borrower, and all amendments thereto, substantially as the Articles of Incorporation, as amended, will be in effect at the Closing Date, and a complete and correct copy of the Bylaws of the Borrower as they will be in effect at the Closing Date. The Borrower has authorized capital stock as set forth on Schedule 4.1A attached hereto. All of the outstanding shares of capital stock of the Borrower (as listed on Schedule 4.1A attached hereto) have been duly authorized and validly issued and are fully paid and nonassessable. There are no preemptive rights or similar rights on the part of the holders of shares of the Borrower's capital stock in connection with the sale of the Warrant or the shares of Common Stock issuable upon exercise of the Warrant. The Borrower has no Subsidiary (defined as any corporation or other business entity, a majority of the voting stock (or other beneficial interests) of which, entitled to vote for the election of directors, is at any time owned by the Borrower or one or more Subsidiaries).

         4.2. Authority: No Defaults and No Material Adverse Effect. The Borrower has all requisite corporate power and authority to enter into this Agreement, the Note and the Warrant and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement, the Note and the Warrant and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of the Borrower. No further approval or authorization of the Board of Directors or the shareholders of the Borrower will be required for the issuance and sale of the Note, the Warrant or the Common Stock to be issued upon exercise of the Warrant as contemplated herein. The Common Stock to be issued upon exercise of the Warrant will be, at the time of issuance in accordance with the terms of the Warrant, validly issued and outstanding, and fully paid and non-assessable. The shares of Common Stock issuable upon exercise of the Warrant have been reserved for issuance by all necessary corporate action on behalf of the Borrower. To the best of Borrower's knowledge, all of the shares of Common Stock that have been offered, issued and sold by the Borrower have been so offered, issued and sold in compliance with the 1933 Act, and state securities laws. This Agreement, the Note and the Warrant have been executed and delivered by the Borrower and constitute the valid and binding obligations of the Borrower, enforceable in accordance with their terms, subject to bankruptcy, insolvency, moratorium and other similar laws affecting creditors' rights generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). The execution and delivery of this Agreement, the Note and the Warrant do not, and the consummation of the transactions contemplated hereby and thereby will not, conflict with or result in a breach of or the acceleration of any material obligation under, or constitute a default or event of default (or event which, with notice or lapse of time or both, would constitute a default) under, any provision of any charter, bylaw, indenture, mortgage, lien lease, agreement, contract, instrument, order, judgment, decree, ordinance or regulation, or any restriction to which any property of the Borrower is subject or by which the Borrower is bound, the effect of which would be Material Adverse Effect.

         4.3. Financial Statements. Except as disclosed by the Borrower to the Lender in written form or set forth on Schedule 4.3 attached hereto, the Borrower has made all filings with the Commission that it has been required to make under the 1933 Act and the Securities Exchange Act of 1934, as amended (the "1934 Act"). The Borrower has provided to the Lender a true, complete and correct copy of all filings with the Commission made by the Borrower (including all exhibits to such filings) since January 1, 1996 (herein referred to as the "Borrower SEC Documents"). As of their respective dates, and except as amended, the Borrower SEC Documents complied in all material respects with the requirements of the 1933 Act or the 1934 Act, as the case may be, and none of the Borrower SEC Documents contained any untrue statements of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Borrower included in the Borrower SEC Documents comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the Commission with respect thereto, have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto or, in the case of the unaudited statements, as permitted by Form 10-QSB) and fairly present (subject, in the case of the unaudited statements, to normal recurring audit adjustments) the consolidated financial position of the Borrower as of the dates thereof and the consolidated results of its operations and cash flows for the periods then ended.

         4.4. The Offering. Neither the Borrower nor anyone acting on its behalf has directly or indirectly offered the Note or the Warrant to be issued to the Lender, any part thereof, or any similar security of the Borrower, for sale to, or solicited any offer to buy the same from, anyone other than the Lender and other investors to whom such offers can be made without requiring the registration of the Note or the Warrant under the 1933 Act or any state securities laws.

         4.5. Litigation, etc. Except as described in the Borrower SEC Documents or as set forth on Schedule 4.5 hereto, there is no action, proceeding or investigation pending or threatened (or any basis therefor known to the Borrower) that questions the validity of this Agreement, the Note, the Warrant, or the Common Stock to be issued upon exercise of the Warrant or any action taken or to be taken pursuant hereto or contemplated hereby, or that might result, either in any case or in the aggregate, in a Material Adverse Effect.

         4.6. Compliance with other Instruments, Law, etc. The Borrower is not in violation of any provision of its Articles of Incorporation or Bylaws, or of any loan agreement or other agreement to which it is a party, other than violations which singly or in the aggregate will not have a Material Adverse Effect. The Borrower is not, nor is it alleged to be, in violation or default of any applicable law, statute, order, rule or regulation promulgated, including, without limitation, federal or state securities laws, zoning laws and ordinances, federal labor laws and regulations, the federal Occupational Safety and Health Act and regulations thereunder, the federal Employees Retirement Income Security Act, and federal, state and local environmental protection laws and regulations, or judgment entered by any court, administrative agency or commission or other governmental agency or instrumentality, domestic or foreign (a "Governmental Entity"), relating to or affecting the operation, conduct or ownership of the property or business of the Borrower, which violation or default or alleged violation or default would have a Material Adverse Effect.

         4.7. Approvals. There is no legal impediment to the execution and delivery of this Agreement or any of the other Transaction Documents by the Borrower or to the consummation of the transactions contemplated hereby or thereby, and no filing or registration with, or authorization, consent or approval of, a Governmental Entity, shareholders or any other third party is necessary for the consummation by the Borrower of the transactions contemplated hereby or thereby, other than such which, if not made or obtained, would not, in the aggregate, have a Material Adverse Effect on the transactions contemplated hereby.

         4.8. Tax Returns and Payments. All of the tax returns and reports of the Borrower required by law to be filed have been accurately prepared and timely filed and all taxes shown as due thereon have been paid or adequately reserved on the Borrower's books and reflected on the Borrower SEC Documents. The federal income tax returns of the Borrower have never been audited by the Internal Revenue Service and there are in effect no waivers by the Borrower (or on behalf of any consolidated group that includes the Borrower) of the applicable statutes of limitations for federal taxes for any period. No deficiency assessment or proposed adjustment of the Borrower's federal, state or municipal income taxes is pending, and the Borrower has no knowledge of any proposed liability for any tax to be imposed upon its properties or assets for which there is not an adequate reserve reflected on the Borrower SEC Documents.

         4.9. Disclosure. Neither this Agreement nor any Schedule hereto nor any certificate or other document referenced herein or therein and furnished to the Lender by the Borrower contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein or herein, in light of the circumstances under which they were made, not misleading.

         4.10. Insurance. The Borrower has commercial general liability insurance, products liability insurance and workers, compensation insurance in such amounts as are commercially reasonable for businesses of a similar type and size as the Borrower. The Borrower has fire and casualty insurance policies with extended coverage sufficient in amount (subject to reasonable deductibles) to allow it to replace any of its properties that might be damaged or destroyed.

5. Conditions of Lender's obligations. The Lender's obligation to purchase and pay for the Note and the Warrant to be delivered to the Lender at Closing is subject to the fulfillment to the Lender's reasonable satisfaction, before or at the Closing, of all of the following conditions:

         5.1. Representations and Warranties Correct. The representations and warranties of the Borrower made or contained herein or otherwise made in writing by or on behalf of the Borrower in connection with the transactions contemplated hereby shall be true and correct in all respects at and as of the Closing Date as if made on and as of the Closing Date, except as affected by the transactions contemplated hereby.

         5.2. Performance. The Borrower shall have performed and complied with all agreements and conditions contained herein required to be performed or complied with by it before or at the Closing.

         5.3. Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory in substance and form to the Lender and the Lender's counsel, and the Lender or the Lender's counsel shall have received all such counterpart originals or certified or other copies of such documents as the Lender or they may reasonably request.

         5.4. Security Agreement. The Amended and Restated Security Agreement, dated as of August 8, 1994, between the Lender and the Borrower shall continue to be in full force and effect, and shall have been amended to provide that the collateral pledged thereunder covers the Credit Facility provided under this Agreement (the "Amended Security Agreement").

         5.5.  Compliance  Certificate.   The  Lender  shall  have  received  an
Officer's Certificate, dated as of the Closing Date, certifying that the conditions specified in Sections 5.1 and 5.2 have been fulfilled.

6.      Accounting; Financial Statements and Other Information.

         6.1. Accounting. The Borrower will maintain and cause each of its Subsidiaries to maintain a system of accounting established and administered in accordance with generally accepted accounting principles ("GAAP") consistently followed, and will set aside on its books and cause each of its Subsidiaries to set aside on its books all such proper reserves as shall be required by GAAP.

         6.2. Financial Statements. The Borrower will deliver to each holder of the Note, the Warrant or a share of Common Stock issued upon exercise of the Warrant the following financial statements, which shall be prepared in accordance with GAAP:

         (a) as soon as practicable and in any event within 45 days after the end of each fiscal quarter of the Borrower, consolidated statements of income and cash flow of the Borrower and its Subsidiaries for such quarter and for the period from the current fiscal year to the end of such quarter and consolidated and consolidating balance sheets of the Borrower and its Subsidiaries as at the end of such quarter, and setting forth, in comparative form, figures for the corresponding quarter in the approved annual budget, all in reasonable detail and certified by the chief financial officer of the Borrower as being a true and correct reflection in all material respects of the financial condition and results of operation of the Borrower and its Subsidiaries on a consolidated and consolidating basis, subject to changes resulting from year-end adjustments and except as otherwise noted therein;

         (b) as soon as practicable and in any event within 90 days after the end of each fiscal year, audited consolidated and consolidating statements of income and cash flow of the Borrower and its Subsidiaries for such year, and audited consolidated and consolidating balance sheets of the Borrower and its Subsidiaries as at the end of such year, and setting forth, in each case, in comparative form, corresponding figures from the preceding fiscal year, and corresponding figures for such year from the approved annual budget, all in reasonable detail, and, as to the consolidated statements, reported upon by an independent accounting firm of nationally recognized standing whose certification shall be without qualification as to the scope of the audit or as to GAAP, and, as to the consolidating statements, certified by the chief financial officer of the Borrower;

         (c) promptly upon receipt thereof, a copy of each other report (including, without limitation, each management and/or controller letter) submitted to the Borrower or any of its Subsidiaries by independent accountants in connection with any annual, interim, or special audit of the books of the Borrower or any of its Subsidiaries made by such accountants;

         (d) immediately upon any material revision to any of the financial statements referred to in paragraphs (a), (b), or (c) above, such financial statements, as revised;

         (e) within five (5) business days after the end of each month, a copy of a schedule containing the monthly use of cash by the Borrower, prepared with reasonable detail;

         (f) promptly upon the filing thereof, all Forms 10-KSB and Forms 10-QSB and all other reports and statements, if any, filed by the Borrower or any of its Subsidiaries with the Commission or with any securities exchange; and

         (g) with reasonable promptness, such other information and data with respect to the Borrower or any of its Subsidiaries as from time to time may be reasonably requested by the Lender.

7. Other Covenants. The Borrower further covenants and agrees that, so long as the Note and/or Warrant is outstanding:

         (a)      The Borrower shall:

                  (1) promptly make all payments on accruals of principal and interest (subject to a five (5) day grace period) on the Note when due, and comply with the other provisions hereof and the provisions of the Note and the Warrant;

                  (2) comply, and cause each of its Subsidiaries to comply, in all material respects, with all applicable federal, state and local laws, ordinances and regulations;

                  (3) conduct, and cause each of its Subsidiaries to conduct, its business in the usual and ordinary course;

                  (4) maintain, and cause each of its Subsidiaries to maintain, its corporate existence and right to carry on its business and duly procure all necessary renewals and extensions thereof and use, and cause each of its Subsidiaries to use, its best efforts to maintain, preserve and renew all such rights, powers, privileges and franchises;

                  (5) keep and maintain, and cause each of its Subsidiaries to keep and maintain, all buildings, plants and other property in such good condition, repair and working order and supplied with all such necessary equipment as in the judgment of its Board of Directors may be necessary, so that the business carried on in connection therewith may be properly and advantageously conducted at all times;








                  (6) pay and discharge, and cause each of its Subsidiaries to pay and discharge, promptly, or cause to be paid and discharged promptly, all taxes, assessments and governmental charges or levies imposed upon it or upon its income or upon any part thereof, as well as all claims of any kind (including claims for labor, materials and supplies) that, if unsaid, might by law become a lien or charge upon its property; provided, however, that neither the Borrower nor any Subsidiary shall be required to pay any such tax, assessment, charge, levy or claim if the amount, applicability or validity thereof shall be diligently contested in good faith by appropriate proceedings and if it shall have set aside on its books reserves (segregated to the extent required by sound accounting practice) deemed by its independent public accountant to be adequate with respect thereto;

                  (7) pay, or cause to be said, the principal of and interest on all indebtedness for borrowed monies heretofore or hereafter incurred or assumed by the Borrower or any Subsidiary when and as the same shall become due and payable unless such indebtedness be renewed or extended on terms no less favorable than the original terms thereof;

                  (8) faithfully observe, perform and discharge, and cause each of its Subsidiaries to faithfully observe, perform and discharge, all covenants, conditions and obligations that are imposed on it by any and all indentures and other agreements securing or evidencing such indebtedness or pursuant to which such indebtedness was incurred, and not permit the occurrence of any act or omission that is or may be declared to be a default thereunder; provided, however, that neither the Borrower nor any Subsidiary shall be required to make any payment or to take any other action by reason of the provisions of this paragraph (8) if it is diligently contesting in good faith its obligation to make such payment or to take such action and shall have set aside on its books adequate reserves (to the extent, and segregated if and to the extent required, in the opinion of its independent accountants, by sound accounting practice) with respect thereto;

                  (9) provide or cause to be provided for itself and each Subsidiary commercial general liability insurance, products liability insurance and workers' compensation insurance in such amounts as are commercially reasonable for business of similar type and size as the Borrower and fire and casualty insurance policies with extended coverage sufficient in amount (subject to reasonable deductibles) to allow it to replace any of its properties that might be damaged or destroyed;

                  (10) notify the Lender in writing, promptly upon the occurrence of any Event of Default (as such term is hereinafter defined) hereunder or any event that would become an Event of Default upon notice or the lapse of time, or both; and

                  (11) permit the Lender or any authorized representatives of the Lender to visit and inspect any of the properties of the Borrower or any of its Subsidiaries including its and their books of account (and to make copies thereof and to take extracts therefrom) and to discuss its and their affairs, finances and accounts with its and their officers, all at such reasonable times and as often as may be reasonably requested; provided, however, that Lender shall provide Borrower with at least two (2) days notice of such visit. The rights set forth herein shall be exercised solely in furtherance of the proper interests of the Lender as an investor in the Borrower, and such Lender exercising its rights of inspection, hereunder, and its agents and representatives, shall maintain the confidentiality of all financial and other confidential information of the Borrower acquired by them in exercising such rights.

         (b) The Borrower shall not, without the Lender's prior written consent:

                  (1) merge or consolidate with any other corporation or entity, or sell, lease, transfer, distribute or otherwise dispose of all or any substantial part of its properties or assets, in an aggregate amount in excess of $200,000 (in any single transaction or series of related transactions), or any intellectual property material to its operations or business prospects in one or a series of related transactions to a Subsidiary or any other person (including capital stock of its Subsidiaries);

                  (2) transfer or permit any Subsidiary to transfer any of its properties or assets (other than equipment) for the purpose of subjecting the same to the payment of obligations in priority to payment of general creditors;

                  (3) make any loan or advance to, or assume, guarantee or become liable (contingently or otherwise) for any indebtedness, and will not permit any of its Subsidiaries to incur any indebtedness, except accounts payable and employee travel advances incurred in the ordinary course of business;

                  (4) enter into or be a party to, or amend, modify, supplement or waive any provisions of any contracts involving payments from the Borrower in an amount in excess of $100,000;

                  (5) permit any of its Subsidiaries to create, incur, assume or suffer to exist any lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, except (i) mechanics' liens, (ii) liens for taxes not yet due or (iii) other statutory liens arising in the ordinary course of the Borrower's business;

                  (6) create any new Subsidiaries, convert any Subsidiaries from inactive to active or enter into any joint ventures or partnerships, permit any amendment of, or modification or supplement to, its or any of its Subsidiaries' certificates of incorporation or by-laws or iii) permit any amendment of, or modification or supplement to this Agreement, the Note or the Warrant;

                  (7) mortgage, pledge, hypothecate or create or permit to exist any security interest in, or lien on, any shares of the capital stock of its Subsidiaries; or

                  (8) sell, issue or otherwise dispose of, or part with control of, any shares of capital stock of the Borrower or any of its Subsidiaries, or permit any of its Subsidiaries to do the same, except pursuant to the exercise of any options or warrants outstanding as of the date hereof and as set forth on
Schedule 7(b)






         For purposes of this section 7(b), "Affiliate" shall mean, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person. A Person shall be deemed to control another Person if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such other Person, whether through the ownership of voting securities, by contract or otherwise.

8.      Events of Default; Remedies.

         (a) If any one or more of the following events shall occur for any reason whatsoever (whether such occurrence shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or other governmental body), it shall be deemed an Event of Default hereunder:

                  (1) default by the Borrower in the due and punctual payment of the principal, interest or both on the Note when and as the same or each such obligation shall become due and payable, whether at maturity or all a date fixed for prepayment or by acceleration or otherwise;

                  (2) default by the Borrower in the performance or observance of any covenant, agreement or other provision of this Agreement or of any instrument or document delivered to the Lender in connection with or pursuant to this Agreement that is not cured within a period of 30 days after written notice of such default is given to the Borrower, or if any such instruments or document shall terminate or become void or unenforceable other than (i) in accordance with its terms or (ii) with the Lender's prior written consent;

                  (3) default by the Borrower in the due and punctual payment of the Principal, interest or both on any financial obligation, when and as the same of each such obligation shall become due and payable, and the passage of any applicable cure period;

                  (4) if any representation or warranty, or any other statement of fact herein or in any writing, certificate, report or statement (including, financial statement) at any time furnished to the Lender pursuant to or in connection with this Agreement, or otherwise, shall be false or misleading in any material respect when made;

                  (5) the Borrower's becoming insolvent or unable to meet its obligations as they mature, making a general assignment for the benefit of creditors, or consenting to the appointment of a trustee or a receiver, or admitting in writing its inability to pay its debts as they mature;






                  (6) the appointment of a trustee or receiver for the Borrower or for a substantial part of the properties of the Borrower without the consent of the Borrower and such trustee or receiver not being discharged within 30 days;

                  (7) the institution of bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings by or against the Borrower and, instituted against it, the same being, consented to by the Borrower or remaining undismissed for a period of 30 days;

                  (8) the rendering of any final judgment against the Borrower for the payment of money which judgment is uninsured and in an amount in excess of $250,000;

                  (9) any substantial part of the property of the Borrower being sequestered or attached and not being returned to the possession of the Borrower or release from such attachment within 30 days; and

                  (10) upon the effective date of a merger, reorganization or sale of all or substantially all of the consolidated assets of the Borrower and its Subsidiaries, if any.

                  If any such Event of Default or any other default under any other agreement or instrument executed in connection herewith shall occur and be continuing, the Lender may, at the Lender's option, declare the entire unpaid balance of principal and accrued and unpaid interest on the Note to be immediately due and payable, whereupon the maturity of the then unpaid balance on the Note shall be accelerated, and the principal and all interest accrued thereon shall forthwith become due and payable without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, anything contained herein or in the Note to the contrary notwithstanding, and the Lender may exercise and shall have any and all remedies accorded the Lender by law; provided, however, that with respect to any Event of Default set forth in Section 8 (a) (5) (6) , (7) or (8) , such Event of Default will automatically cause the principal and accrued interest to become immediately due and payable.

         (b) In case any one or more Events of Default shall occur and be continuing, the Lender or the holder of the Note may proceed to protect and enforce their respective rights or remedies either by suit in equity or by action at law, or both, whether for the specific performance of any covenant, agreement or other provisions contained herein, in the Note or in any document or instrument delivered pursuant to this Agreement, including but not limited to the Borrower's Articles of Incorporation, or proceed to enforce the payment of the Note or any other legal, equitable or statutory right or remedy.

         (c) No right or remedy herein conferred upon the Lender or the holder of the Note is intended to be exclusive of any other right or remedy contained herein, therein or in any instrument or document delivered in connection with or pursuant to this Agreement, and every such right or remedy contained herein and therein or now or hereafter existing at law or in equity or by statute or otherwise may be exercised separately or in any combination.

         (d) No course of dealing between the Borrower and the Lender or any failure or delay on the Lender's part in exercising any rights or remedies hereunder shall operate as a waiver of any of the Lender's rights or remedies and no single or partial exercise of any rights or remedies hereunder shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder.

9. Representations and Warranties by the Lender: Purchase for Investment, Transfers, Legends on Certificates.

         9.1. Representations and Warranties by the Lender. The Lender has adequate means of providing for its current financial needs and possible contingencies, and has no present need, and anticipates no need in the foreseeable future, to sell the Note, the Warrant or the Common Stock issuable upon exercise of the Warrant (collectively, the "Securities") that it may acquire. The Lender is able to bear the economic risk of this investment and, consequently, without limiting the generality of the foregoing, the Lender (a) is able to hold any of the Securities it may acquire for an indefinite period of time and (b) have a sufficient net worth to sustain a loss of its entire investment in the Securities.

         9.2. Purchase for Investment. The Lender represents that it is an "accredited investor" within the meaning of Regulation D under the 1933 Act and is acquiring the Securities for its own account, for investment purposes only, and not with a view to the distribution of all or any part thereof. The Lender will not distribute or transfer any of the Securities in the United States except in compliance with all applicable federal securities laws.

         9.3 Transfers; Legends on Certificates. The Lender acknowledges that it has been advised that the Securities and/or the certificate(s) representing the Securities (a) will not be registered under the 1933 Act or any state securities or blue sky laws (the "Blue Sky Laws"), (b) will be 'restricted securities" as defined in paragraph (a)(3) of Rule 144 under the 1933 Act ("Rule 144"), (c) have been issued in reliance on the statutory exemptions contained in the 1933 Act, (d) have been issued in reliance on the statutory exemptions contemplated in the Blue Sky Laws and that the Borrower relied on the representations of the Lender set forth herein in consummating the issuance of the Securities, (e) will not be transferable without registration under the 1933 Act and/or applicable Blue Sky Laws, unless an exemption from the registration requirement thereof is available and an opinion of counsel to that effect is delivered to the Borrower, and (f) will bear the following restrictive legends evidencing such restrictions:

      SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES AND MAY NOT BE SOLD OR TRANSFERRED UNLESS THE SAME ARE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE BORROWER RECEIVES AN OPINION FROM






COUNSEL TO THE HOLDER THAT AN EXEMPTION FROM THE ACT IS AVAILABLE.

Moreover, the Lender has been advised that Rule 144 may not be available for resales unless the Borrower remains a reporting company subject to the requirements of the 1934 Act, and the Borrower files all required information with the Commission.

         9.4. Removal of Legends and Transfer Restrictions. The legend relating to the 1933 Act endorsed on a stock certificate or other instrument pursuant to
Section 9.3 and the stock transfer instructions with respect to the Securities represented by such certificate or instrument shall be removed and the Borrower shall issue a certificate or instrument without such legend to the holder of such Securities if such Securities are registered under the 1933 Act and a prospectus meeting the requirements of Section 10 of the 1933 Act is available or if such holder provides to the Borrower an opinion of counsel for such holder of the Securities reasonably satisfactory to the Borrower to the effect that a public sale, transfer or assignment of such Securities may be made without registration under the 1933 Act.

10.      Successors and Assignees.

         (a) All of the terms of this Agreement shall be binding upon and INURE to the benefit of and be enforceable by the respective successors and assignees of the parties hereto, whether so expressed or not, and, in particular, shall inure to the benefit of and be enforceable by any holder or holders at the time of the Note, the Warrant or of any portions thereof.

         (b) The Lender may at any time assign to one or more individuals or entities (each an "Assignee") all or a proportionate part of this Agreement, the Note and/or the Warrant and such Assignee shall become the holder of all or a proportionate part of this Agreement, the Note and/or the Warrant pursuant to an Assignment Agreement: executed by such Assignee and the Lender. Upon execution and delivery of such Assignment Agreement and payment by such Assignee to the Lender of an amount equal to the purchase price agreed to between the Lender and such Assignee, the Assignee shall have full authority to act in place of the Lender with respect to all rights and obligations under this Agreement, and the Lender shall be released from its obligations hereunder. Upon the consummation of any assignment pursuant to this subsection (b), the Lender and the Borrower shall make appropriate arrangements so that, if required, a new Note and/or Warrant is issued to the Assignee. If the Assignee is not incorporated under laws of the United States of America or a state thereof, it shall, prior to the first date on which interest or fees are payable hereunder for its account, deliver to the Lender certification as to exemption from deduction or withholding of any United States federal income taxes.

11. Expenses. Subject to the proviso at the end of this Section 11, the Borrower will pay: (a) all the costs and expenses of the reproduction of this Agreement and of all agreements referenced herein; (b) all original issue taxes and other taxes (including any interest and penalties in respect thereof) payable with respect to this Agreement and the issuance of the Note and the Warrant (the Borrower agreeing to indemnify the Lender in respect thereof); (c) all costs and expenses of furnishing all opinions by counsel referenced herein and all certificates on behalf of the Borrower and of the Borrower's performance of and compliance with all agreements and conditions contained herein on its part to be performed or complied with;
(d) the cost of complying with the securities or Blue Sky laws of any jurisdiction with respect to the offering or issuance of the Note and the Warrant; (e) the cost of delivering to such address as the Lender specifies the certificates for the Note and the Warrant purchased by the Lender; and (f) the miscellaneous expenses of the Lender and the fees, expenses and disbursements of the Lender's special counsel, Pryor, Cashman, Sherman & Flynn, in connection with the subject matter of this Agreement and the transactions contemplated hereby provided, however, that in no event shall the borrower be required to pay any amounts under clause (f) above in excess of an aggregate of $25,000.

12. Survival of Representations and Warranties, etc. All agreements, representations and warranties contained herein or made in writing by the Lender and/or the Borrower in connection with the transactions contemplated hereby shall survive the execution and delivery of this Agreement, any investigation at any time made by the Lender or on the Lender's behalf, the sale and purchase of the Note and the Warrant and payment therefor. All statements contained in any certificate or other instrument executed and delivered by the Borrower or its duly authorized officers pursuant hereto in connection with the transactions contemplated hereby shall be deemed representations by the Borrower hereunder.

13. Notices. All notices, requests, consents and other communications hereunder (except as stated in the last sentence of this Section 14) shall be in writing and shall be delivered by facsimile, reliable courier or first-class registered or certified mail, postage prepaid, (a) if to the Lender, at the Lender's address as set forth below, marked for attention as there indicated, or at such other address as may have been furnished to the Borrower by the Lender in writing, or (b) if to any other holder of the Note, Warrant or Common Stock, at such address as may have been furnished to the Borrower in writing by such holder, or, until any such other holder furnishes to the Borrower an address, then to, and at the address of, the last holder of the Note, Warrant or Common Stock who has so furnished an address to the Borrower or (c) if to the Borrower, at the address set forth below, or at such other address as may have been furnished to the Lender in writing by the Borrower:

To the Borrower:

         Shepherd Surveillance Solutions, Inc.
         10 Aviator Way
         Ormond, Florida 32174
         Attn: Thomas Makmann
         Telephone No.: (904) 676-7081
         Telecopy No.:

To the Lender:

         Trilon Dominion Partners, L.L.C.
         250 Park Avenue, Suite 2020
         New York, New York 10017
         Attn: Ronald W. Cantwell
         Telephone No.: (212) 867-3800
         Telecopy No.: (212) 867-2955

Copy to:

         Pryor, Cashman, Sherman & Flynn
         410 Park Avenue
         New York, New York 10022
         Attn: Selig D. Sacks, Esq.
         Telephone No.: (212) 421-4100
         Telecopy No.: (212) 326-0806

14. Amendments and Waivers. Except as otherwise provided herein, neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally or in writing, except that any term of this Agreement may be amended and the observance of any such term may be waived (either generally or in a particular instance and either retroactively or prospectively) with (but only with) the written consent of the Borrower and the holders of at least 51% of the outstanding principal amount of the Note. No waiver of any of the provisions of this Agreement or of any breach hereunder shall be deemed or shall constitute a waiver of any other provisions nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

15. Miscellaneous.

         15.1 Governing Law. This Agreement shall be construed and enforced in accordance with the laws of the State of New York without regard to its conflict of laws principles or rules.

         15.2. Consent to Jurisdiction. Any legal action, suit or proceeding arising out of or relating to this Agreement or the consummation of the transactions contemplated hereby may only be instituted in any federal court of the Southern District of New York or any state court located in New York County, State of New York, and each party agrees not to assert, by way of motion, as a defense or otherwise, in any action, suit or proceeding, any claim that it is not subject personally to the jurisdiction of such courts, that the action, suit or proceeding if brought in such courts, would be an inconvenient forum, that the venue of the action, suit or proceeding, if brought in any of such courts, is improper or that this Agreement or the subject matter may not be enforced in or by such courts on jurisdictional grounds.







         15.3. Entire Agreement. This Agreement (with the Exhibits and Schedules annexed hereto) embodies the entire agreement and understanding between the Lender and the Borrower and supersedes all prior agreements and understandings relating to the subject matter hereof.

         15.4. Headings of the Agreement. The headings in this Agreement are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

         15.5. Counterparts of the Agreement. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         15.6. Severability of the Agreement. In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.









         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the day and year first written above.



THE BORROWER:                        SHEPHERD SURVEILLANCE SOLUTIONS, INC.



                                     By: /s/ M. Thomas Makmann
                                            --------------------------------
                                     Name:       M. Thomas Makmann
                                     Title:      President and CEO




THE LENDER:                          TRILON DOMINION PARTNERS, L.L.C.

                                     By:  VC Holdings, Inc., its Managing Member



                                     By: /s/ Jack Sauer
                                            --------------------------------
                                     Name:       Jack Sauer
                                     Title:      Vice President






                         Schedule 4.1A - Capitalization
                         ------------------------------



Authorized Capital:
-------------------

50,000,000 shares at $.001 par value per share.



Outstanding Capital:
--------------------

4,293,877 shares at $.001 par value per share.






                        Schedule 4.3 - Delinquent Filings
                        ---------------------------------



         The Company has not filed an Annual Report on Form 10-K for its 1995 fiscal year and did not file definitive proxy materials for a 1996 Annual Meeting of Shareholders.

         The Company has not filed Quarterly Reports on Form 10-Q for its fiscal quarters ended March 31, 1996 and June 30, 1996.

         The Company has not filed  Current  Reports on Form 8-K with respect to
(i) the changes of its name from "IMProCom, Inc." to "InVision Technology, Inc.," and from "InVision Technology, Inc." to "Shepherd Surveillance Solutions, Inc.," and (ii) the change in the Company's Certifying Accountants.






                            Schedule 4.5 - Litigation
                            -------------------------



         None.





                     Schedule 7(b) - Existing Stock Options
                     --------------------------------------



         The Company has issued or reserved for issuance the following options to purchase its common stock, $.001 par value per share:


Optionee:                                          Number of Shares:
---------                                          -----------------

M. Thomas Makmann                                       1,685,636
John Leone                                                602,013
Barry McGriff                                             602,013
Roger Kirkland                                            602,013
Dori Able                                                 180,603
Beth Hays                                                 180,603
Anti Oliveri                                              180,603
Ly Dang                                                    84,282
Brendan Collins                                            60,201
John Ross                                                  60,201
Others in the Aggregate                                    60,201
Unallocated                                               925,349



                                                                      EXHIBIT A




                           FORM OF NOTICE OF BORROWING





                                      Date:_____________________


Trilon Dominion Partners, L.L.C.
250 Park Avenue
New York, New York 10017

Attention:  Mr. Ronald W. Cantwell

                           Re:  Shepherd Surveillance Solutions, Inc.
                                -------------------------------------
Gentlemen:

     Reference is made to the Credit Agreement dated as of June 28, 1996 between Shepherd Surveillance Solutions, Inc. (the "Borrower") and Trilon Dominion Partners, L.L.C. (the "Lender")(as it may be amended, modified, supplemental or restated from time to time, the "Credit Agreement"; and capitalized terms used herein but not otherwise defined herein being defined therein). The undersigned Borrower, hereby gives you irrevocable notice pursuant to Section 1.2 of the Credit Agreement that the Borrower hereby requests a Borrowing under the Credit Agreement, and in that connection set forth below the information relating to such Borrowing (the "Proposed Loan") as required by Section 1.2 of the Credit Agreement.

         (i) The requested Borrowing date of the Proposed Loan is _______, __________, __________.

         (ii)     The aggregate amount of the Proposed Loan is $ ______________.

         (iii) As of the date hereof, the unused amount of the Credit Facility is $ _____________.

     The Borrower hereby certifies that the following statements are true on the date hereof, and will be true on the date of the Proposed Loan, before and after giving effect thereto and to the application of the proceeds therefrom:

                  (A) all of the  representations  and  warranties  contained in
         Article 4 of the Credit Agreement and the information set forth in the Schedules related thereto are true and correct as of the date hereof




Trilon Dominion Partners, L.L.C.
Page 2


         (except (i) to the extent that such representations and warranties relate to an earlier date, or (ii) as are affected by transactions specifically contemplated by the Credit Agreement), with the same effect as though such representations and warranties had been made on and as of such date;

                  (B) no Default or Event of Default exists as of the date hereof or will result from the Proposed Loan; and

                  (C) the Borrower is in compliance with all of the terms and conditions of the Credit Agreement, the Notes, the Warrant and each of the other related documents that it has entered into with the Lender.


                                          Very truly yours,


                                          SHEPHERD SURVEILLANCE SOLUTIONS, INC.



                                          By:__________________________________
                                                 Name:
                                                 Title: